------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 27, 2004


                                 CWABS, INC.
              -------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-109272                95-4596514
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


      4500 Park Granada
    Calabasas, California                                         91302
----------------------------                                 --------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

     In connection with the issuance of the CWABS, Inc. Asset-Backed Certificates, Series 2004-5 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

                8.1 Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.



                                       By: /s/ Celia Coulter
                                           -------------------------
                                       Name:  Celia Coulter
                                       Title: Vice President


     Dated: May 27, 2004

Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----

8.1   Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters            5